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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

             DATE OF REPORT                          FEBRUARY 21, 1997
   (DATE OF EARLIEST EVENT REPORTED)


                              BUFFTON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                     COMMISSION FILE NUMBER  ____________


            DELAWARE                            75-1732794

   (STATE OR OTHER JURISDICTION    (I.R.S. EMPLOYER IDENTIFICATION NO.)
        OF INCORPORATION)

        226 BAILEY AVENUE
            SUITE 101
        FORT WORTH, TEXAS                           76107
  (ADDRESS OF PRINCIPAL EXECUTIVE                 (ZIP CODE)
             OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (817) 332-4761
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ITEM 5.   OTHER EVENTS

     On February 14, 1997, Buffton Corporation, a Delaware corporation (the "Company"), entered into an agreement for the sale of all of the assets of Current Technology, Inc., the Company's power quality products business, to Danaher Corporation of Washington, D.C. for $25,500,000.00 in cash and assumption of certain liabilities.

     The sale has been approved by the Company's Board of Directors and, along with a recommendation from the Board of Directors, is to be submitted to the stockholders of the Company for approval at the Company's 1997 Annual Meeting of Stockholders to be held in spring of 1997.

     The consummation of the sale is subject to certain conditions, including without limitation the approval of the transaction by the stockholders of the Company and the expiration of the waiting period under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976 without any governmental action.

     Pursuant to the terms of the Asset Purchase Agreement attached hereto as
Exhibit 99.2 (the "Asset Purchase Agreement"), the Company has generally agreed to pay Danaher Corporation the sum of $2,000,000 should the Company fail to close the transaction through no fault of Danaher Corporation, after the stockholders of the Company have approved the transaction. Conversely, Danaher Corporation has generally agreed to pay the Company the sum of $2,000,000 should Danaher Corporation fail to close the transaction through no fault of the Company after the stockholders of the Company have approved the transaction.

     The foregoing summary description of certain terms of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement.

     The press release relating to this proposed sale, dated February 17, 1997, is attached hereto as Exhibit 99.1 and is incorporated herein by reference; and a copy of the Asset Purchase Agreement signed by the Company (without exhibits or schedules) is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.

ITEM 7.   EXHIBITS AND FINANCIAL STATEMENTS

     2.1 Asset Purchase Agreement by and among Current Technology, Inc., Summatronix, Inc., Buffton Corporation, CTI Acquisition Corporation and Danaher Corporation, dated as of February 14, 1997.

    99.1  Press Release of the Company dated February 17, 1997

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BUFFTON CORPORATION



Dated:  February 21, 1997      By: /s/ Robert Korman
                                   ------------------------------------------
                                   Robert Korman, Vice President, Chief
                                   Financial Officer, Treasurer and Secretary

                                      -3-
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                              BUFFTON CORPORATION

                                 EXHIBIT INDEX


*  2.1    Asset Purchase Agreement by and among Current Technology, Inc.,
          Summatronix, Inc., Buffton Corporation, CTI Acquisition Corporaiton and Danaher Corporation, dated as of February 14, 1997.

* 99.1    Press Release of the Company dated February 17, 1997.



-----------------------------

*    Filed herewith

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